Exhibit 99.2

HOSPITALITY PROPERTIES TRUST

Second Quarter 2006

Supplemental Operating and Financial Data

Unless otherwise noted all amounts in this report are unaudited.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS REPORT AND INCLUDE STATEMENTS REGARDING OUR INTENT, BELIEF OR EXPECTATION WITH RESPECT TO OUR OPERATORS’ OR TENANTS’ ABILITIES TO PAY RETURNS OR RENT TO US, OUR ABILITY TO PURCHASE ADDITIONAL PROPERTIES, OUR INTENT TO REFURBISH CERTAIN OF OUR PROPERTIES, OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS, OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS, OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST, OUR ABILITY TO APPROPRIATELY BALANCE THE USE OF DEBT AND EQUITY AND TO RAISE CAPITAL AND OTHER MATTERS. HOWEVER, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. SUCH FACTORS INCLUDE, WITHOUT LIMITATION, THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS (INCLUDING PREVAILING INTEREST RATES) ON US AND OUR OPERATORS AND TENANTS, COMPLIANCE WITH AND CHANGES TO LAWS AND REGULATIONS AFFECTING THE REAL ESTATE AND HOTEL INDUSTRIES, CHANGES IN FINANCING TERMS AND COMPETITION WITHIN THE REAL ESTATE AND HOTEL INDUSTRIES GENERALLY AND REITS SPECIFICALLY. FOR EXAMPLE: IF HOTEL ROOM DEMAND BECOMES DEPRESSED, THE OPERATING RESULTS OF OUR HOTELS MAY DECLINE, THE FINANCIAL RESULTS OF OUR OPERATORS AND TENANTS MAY DECLINE AND OUR OPERATORS AND TENANTS MAY BE UNABLE TO PAY OUR RETURNS OR RENTS. ALSO, WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, MANAGEMENT AGREEMENTS OR LEASE TERMS FOR NEW PROPERTIES. THESE UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS NATURAL DISASTERS, TERRORIST ATTACKS OR CHANGES IN OUR OPERATORS’ OR TENANTS’ COSTS OR REVENUES OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL. OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, UNDER “ITEM 1A. RISK FACTORS.” FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULT OF ANY REVISION TO THESE FORWARD LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

CORPORATE INFORMATION

Hospitality Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

COMPANY PROFILE

The Company:

Hospitality Properties Trust is a real estate investment trust, or REIT, which owns hotels operated by unaffiliated hotel operating companies under long term management agreements and leases. As of June 30, 2006, we owned 310 hotels located in 38 states, Puerto Rico, and Canada, which are operated under eleven combination management or lease agreements. The largest combination agreement based upon investment includes 76 hotels with 9,220 rooms located in 29 states and the smallest combination includes 18 hotels with 2,399 rooms located in five states. We are the only investment grade rated, publicly owned lodging REIT in the Country and we are currently included in a number of financial indices, including the S&P 400 MidCap Index, the Russell 1000, the MSCI U.S. REIT index, the FTSE EPRA/NAREIT United States index and the S&P REIT Composite index.

Management:

Hospitality Properties Trust is managed by Reit Management & Research LLC (RMR). RMR was founded in 1986 to manage public investments in real estate. As of June 30, 2006, RMR managed one of the largest portfolios of publicly owned real estate in the United States, approximately 1,000 properties, with more than 90 million square feet, located in 42 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has over 450 employees in its headquarters and regional offices located throughout the Country.  In addition to managing HPT, RMR and its affiliates also manages HRPT Properties Trust (HRP), a publicly traded REIT that primarily owns office buildings and industrial properties, Senior Housing Properties Trust (SNH), a publicly traded REIT that owns senior living properties and five publicly traded mutual funds (RMR Funds) which principally invest in securities of real estate companies (excluding securities of companies managed by RMR and its affiliates). The public companies managed by RMR and its affiliates had combined total market capitalization of approximately $12 billion as of June 30, 2006. We believe that being managed by RMR is a competitive advantage for HPT because RMR provides HPT with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HPT at costs that are lower than HPT would have to pay for similar quality services.

Strategy:

Our business strategy is to maintain and grow an investment portfolio of high quality hotels operated by experienced hotel managers. Our hotels are managed or leased under long term agreements that provide us stable cash flows in the form of minimum returns and rents. We also seek to participate in operating improvements at our hotels by charging rent increases based upon percentages of gross revenue increases at our leased hotels and participating in hotel profits in excess of the minimum returns due to us at our managed hotels. We own hotels which operate primarily in the upscale select service, extended stay and full service sectors. Generally, we prefer to purchase multiple hotels in one transaction because we believe a single operating agreement for multiple hotels in diverse locations enhances the stability of our cash flows. We have a conservative capital structure and limit the amount of debt financing we use. We do not have any investments in joint ventures or partnerships. Also, the majority of our debt is fixed rate and we have no significant debt maturities until 2008.

Stock Exchange Listing:	Corporate Headquarters:

New York Stock Exchange	400 Centre Street
Newton, MA 02458
Trading Symbol:	(t) (617) 964-8389
(f) (617) 969-5730
Common Shares — HPT
Preferred Shares Series B — HPT-B

Senior Unsecured Debt Ratings:

Standard & Poor’s — BBB
Moody’s — Baa2

Portfolio Data by Manager (as of 6/30/06):

							Percent
			Percent of			Annualized	of Total
		Number	Number		Percent of	Minimum	Minimum
	Number	of Rooms /	of Rooms /	Investment	Total	Return /	Return /
Manager	of Hotels	Suites	Suites	(000s)	Investment	Rent (000s)	Rent

InterContinental	131	20,140	44%	$1,741,158	45%	$148,601	43%
Marriott International	125	17,926	40%	1,499,088	39%	152,649	44%
Hyatt	24	2,929	6%	243,350	6%	17,000	5%
Carlson	12	2,262	5%	209,414	5%	11,400	3%
Homestead	18	2,399	5%	145,000	4%	15,960	5%
Total	310	45,656	100%	$3,838,010	100%	$345,610	100%

Operating Statistics by Operating Agreement (Q2 2006):

				Percent
			Annualized	of Total
		Number	Minimum	Minimum			RevPAR
	Number	of Rooms/	Return /	Return /	Coverage(1)		Change(2)
Operating Agreement	of Hotels	Suites	Rent (000s)	Rent	Q2	LTM	Q2	LTM

Host Marriott (no. 1)	53	7,610	$56,540	16%	1.71x	1.49x	9.1%	9.4%
Host Marriott (no. 2)	18	2,178	18,748	6%	1.43x	1.21x	9.1%	10.9%
Marriott International	35	5,382	48,853	14%	1.27x	1.07x	6.7%	6.1%
Barcelo Crestline	19	2,756	28,508	8%	1.35x	1.17x	14.9%	19.4%
InterContinental (no. 1)(3)	31	3,844	37,777	11%	1.17x	0.99x	7.2%	7.7%
InterContinental (no. 2)	76	9,220	50,000	15%	1.52x	1.35x	11.3%	12.4%
InterContinental (no. 3)	14	4,139	42,488	12%	1.72x	1.44x	14.3%	15.4%
InterContinental (no. 4)	10	2,937	18,336	5%	1.71x	1.46x	16.4%	20.7%
Hyatt	24	2,929	17,000	5%	1.07x	1.04x	3.4%	7.5%
Carlson	12	2,262	11,400	3%	1.29x	0.98x	35.5%	33.6%
Homestead	18	2,399	15,960	5%	1.69x	1.53x	6.7%	5.6%
Total / Average	310	45,656	$345,610	100%			11.0%	12.0%

(1)             We define coverage as combined total hotel sales minus all expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our operators or tenants), divided by the minimum return or minimum rent payments due to us.  The return coverage amounts for certain of our management agreements have been revised for all periods presented to include only the minimum returns. The calculation in prior periods included additional return amounts for certain of our management agreements.  For some combinations, amounts have been calculated using data for periods prior to our ownership of certain hotels and prior to commencement of our operating agreements.  We have not independently verified our managers’ and tenants’ operating data.

(2)             We define RevPAR as hotel room revenue per day per available room.  Operating data presented are based upon the operating results provided by our managers and tenants; we have not independently verified our managers’ and tenants’ operating data.

(3)             The calculation of RevPAR excludes one hotel which was closed from May 2005 through May 2006 due to fire damage and a newly developed hotel acquired in April 2006.

Hospitality Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Gerard M. Martin
Managing Trustee	Managing Trustee

Frank J. Bailey	Arthur G. Koumantzelis
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

John G. Murray	Mark L. Kleifges
President, Chief Operating Officer and Secretary	Treasurer and Chief Financial Officer

Ethan S. Bornstein
Vice President

Contact Information

Investor Relations	Inquiries
Hospitality Properties Trust	Financial inquiries should be directed to Mark L. Kleifges,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 964-8389
Newton, MA 02458	or mkleifges@reitmr.com.
(t) (617) 964-8389
(f) (617) 969-5730	Investor and media inquiries should be directed to
(email) info@hptreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.hptreit.com	(617) 796-8149 or tbonang@hptreit.com.

Hospitality Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

RESEARCH COVERAGE

Equity Research Coverage

BB&T Capital Markets	Stifel, Nicolaus
Stephanie Krewson	Rod Petrik
(804) 782-8784	(410) 454-4131

Calyon Securities	UBS
Smedes Rose	William Truelove
(212) 408-5649	(212) 713-8825

Merrill Lynch	Wachovia Securities
William Acheson	Jeffrey Donnelly
(212) 449-1920	(617) 603-4262

Debt Research Coverage

Credit Suisse	Wachovia Securities
Matthew Lynch	Dan Sullivan
(212) 325-6456	(704) 383-6441

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Maria Maslovsky	Emile Courtney
(212) 553-4831	(212) 438-7824

HPT is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HPT or its management.  HPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Hospitality Properties Trust
 Supplemental Operating and Financial Data
 June 30, 2006

KEY FINANCIAL DATA
(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Shares Outstanding:
Common shares outstanding (at end of period) (1)	71,957	71,921	71,921	71,921	71,905
Weighted average common shares outstanding—basic and diluted (2)	71,953	71,921	71,921	71,908	68,357

Common Share Data:
Price at end of period	$42.39	$43.67	$40.10	$42.86	$44.07
High during period	$44.10	$46.47	$43.30	$45.04	$44.72
Low during period	$40.08	$39.32	$38.42	$40.51	$39.67
Annualized dividends paid per share	$2.96	$2.92	$2.92	$2.92	$2.88
Annualized dividend yield (at end of period)	7.0%	6.7%	7.3%	6.8%	6.5%

Market Capitalization:
Total debt (book value)	$1,284,567	$1,207,478	$960,372	$933,265	$925,157
Plus: market value of preferred shares (at end of period)	88,596	91,425	88,769	93,150	93,392
Plus: market value of common shares (at end of period)	3,050,257	3,140,790	2,884,032	3,082,534	3,168,853
Total market capitalization	$4,423,420	$4,439,693	$3,933,173	$4,108,949	$4,187,402
Total debt / total market capitalization	29.0%	27.2%	24.4%	22.7%	22.1%

Book Capitalization:
Total debt	$1,284,567	$1,207,478	$960,372	$933,265	$925,157
Plus: total shareholders’ equity	1,818,780	1,836,272	1,855,455	1,861,670	1,884,073
Total book capitalization	$3,103,347	$3,043,750	$2,815,827	$2,794,935	$2,809,230
Total debt / total book capitalization	41.4%	39.7%	34.1%	33.4%	32.9%

Selected Balance Sheet Data:
Total assets	$3,422,889	$3,339,158	$3,114,607	$3,080,422	$3,092,959
Total liabilities	$1,604,109	$1,502,886	$1,259,152	$1,218,752	$1,208,886
Real estate, at cost	$3,976,217	$3,878,838	$3,626,693	$3,604,181	$3,593,498
Total debt / real estate, at cost	32.3%	31.1%	26.5%	25.9%	25.7%

Selected Income Statement Data:
Total revenues	$272,198	$239,716	$213,897	$221,687	$218,081
EBITDA (3)	$104,908	$93,171	$83,169	$87,152	$86,210
Net income available for common shareholders (4)	$33,463	$33,319	$46,287	$28,671	$20,497
Funds from operations (FFO) available for common shareholders (5)	$82,365	$72,781	$65,522	$69,672	$67,203
Common distributions declared	$53,248	$52,502	$52,502	$52,502	$51,772

Per Share Data:
Net income available for common shareholders (4)	$0.47	$0.46	$0.64	$0.40	$0.30
FFO available for common shareholders (5)	$1.14	$1.01	$0.91	$0.97	$0.98
Common distributions declared	$0.74	$0.73	$0.73	$0.73	$0.72
FFO payout ratio	64.6%	72.1%	80.1%	75.3%	73.2%

Coverage Ratios:
EBITDA (3) / interest expense	5.0x	4.9x	5.1x	5.4x	4.9x
EBITDA (3) / interest expense and preferred distributions	4.5x	4.5x	4.6x	4.8x	4.4x

(1)             On July 26, 2006, HPT sold 2,000 common shares in a public offering.  On July 28, 2006, the underwriters exercised an option to purchase an additional 300 common shares to cover over allotments.

(2)             HPT has no outstanding common share equivalents, such as units, convertible debt or stock options.

(3)             See page 13 for calculation of EBITDA.

(4)             Net income available for common shareholders for the three months ended 6/30/2005 includes a loss on asset impairment of $7,300, or $0.11 per share.

(5)             See page 14 for calculation of FFO.

Hospitality Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

CONSOLIDATED BALANCE SHEET
(amounts in thousands, except share data)

	As of June 30, 2006	As of December 31, 2005
		(audited)
ASSETS

Real estate properties, at cost:	$584,199	$537,389
Land
Buildings, improvements and equipment	3,392,018	3,089,304
	3,976,217	3,626,693
Accumulated depreciation	(650,790)	(613,007)
	3,325,427	3,013,686
Cash and cash equivalents	16,880	18,568
Restricted cash (FF&E reserve escrow)	30,241	29,063
Other assets, net	50,341	53,290
	$3,422,889	$3,114,607

LIABILITIES AND SHAREHOLDERS’ EQUITY

Revolving credit facility	$85,000	$35,000
Senior notes, net of discounts	1,195,834	921,606
Mortgage payable	3,733	3,766
Security deposits	185,364	185,304
Accounts payable and other liabilities	129,089	108,595
Due to affiliates	3,175	2,967
Dividends payable	1,914	1,914
Total liabilities	1,604,109	1,259,152

Commitments and contingencies

Shareholders’ equity:
Preferred shares of beneficial interest; no par value; 100,000,000 shares authorized:
Series B preferred shares; 8 7/8% cumulative redeemable;3,450,000 shares issued and outstanding, aggregate liquidation preference $86,250	83,306	83,306
Common shares of beneficial interest; $0.01 par value; 100,000,000 shares authorized; 71,958,301 and 71,920,578 shares issued and outstanding, respectively	720	719
Additional paid-in capital	2,061,454	2,059,883
Cumulative net income	1,281,682	1,211,072
Cumulative preferred distributions	(63,164)	(59,336)
Cumulative common distributions	(1,545,218)	(1,440,189)
Total shareholders’ equity	1,818,780	1,855,455
	$3,422,889	$3,114,607

Hospitality Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

CONSOLIDATED STATEMENT OF INCOME
(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2006	6/30/2005	6/30/2006	6/30/2005

Revenues:
Hotel operating revenues	$233,627	$181,059	$435,455	$326,106
Rental income	32,870	31,890	65,346	62,955
FF&E reserve income	5,273	4,838	10,263	9,237
Interest income	428	294	850	530
Total revenues	272,198	218,081	511,914	398,828

Expenses:
Hotel operating expenses	172,625	132,344	316,814	232,769
Interest (including amortization of deferred financing costs of $635, $945, $1,245 and $1,679, respectively)	21,162	17,591	40,150	33,020
Depreciation and amortization	35,848	31,639	70,800	62,462
General and administrative	7,186	6,796	13,540	12,160
Loss on asset impairment	—	7,300	—	7,300
Total expenses	236,821	195,670	441,304	347,711

Net income	35,377	22,411	70,610	51,117

Preferred distributions	(1,914)	(1,914)	(3,828)	(3,828)
Net income available for common shareholders	$33,463	$20,497	$66,782	$47,289

Weighted average common shares outstanding	71,953	68,357	71,937	67,783

Basic and diluted net income per share	$0.47	$0.30	$0.93	$0.70

Hospitality Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

CONSOLIDATED STATEMENT OF CASH FLOWS
(dollars in thousands)

	For the Six Months Ended
	6/30/2006	6/30/2005

Cash flows from operating activities:
Net income	$70,610	$51,117
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	70,800	62,462
Amortization of deferred financing costs as interest	1,245	1,679
Non-cash income	(1,506)	(1,476)
FF&E reserve income and deposits	(22,801)	(15,289)
Loss on asset impairment	—	7,300
Change in assets and liabilities:
Increase in other assets	(4,357)	(3,582)
Increase in accounts payable and other	18,670	5,860
Increase in due to affiliate	1,627	297
Cash provided by operating activities	134,288	108,368

Cash flows from investing activities:
Real estate acquisitions	(320,762)	(428,954)
FF&E reserve fundings	(28,218)	(14,111)
Increase in security and other deposits	—	10,000
Cash used in investing activities	(348,980)	(433,065)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	—	199,233
Proceeds from issuance of senior notes, net	273,974	299,442
Proceeds from borrowings on revolving credit facility	439,000	243,000
Repayments of borrowings on revolving credit facility	(389,000)	(315,000)
Distributions to common shareholders	(105,029)	(96,771)
Distributions to preferred shareholders	(3,828)	(3,828)
Deferred finance costs paid	(2,113)	(7,208)
Cash provided by financing activities	213,004	318,868

Decrease in cash and cash equivalents	(1,688)	(5,829)
Cash and cash equivalents at beginning of period	18,568	15,894
Cash and cash equivalents at end of period	$16,880	$10,065

Supplemental cash flow information:
Cash paid for interest	$19,060	$25,623

Non cash investing activities:
Property managers’ deposits in FF&E reserve	$20,111	$13,377
Purchases of fixed assets with FF&E reserve	(50,147)	(22,423)

Non cash financing activities:
Issuance of common shares	$1,572	$63

Hospitality Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

CALCULATION OF EBITDA
(dollars in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2006	6/30/2005	6/30/2006	6/30/2005

Net income	$35,377	$22,411	$70,610	$51,117
Plus: Interest expense	21,162	17,591	40,150	33,020
Depreciation expense	35,848	31,639	70,800	62,462
Loss on asset impairment(1)	—	7,300	—	7,300
Deferred percentage rent(2)	1,528	967	3,176	1,887
Deferred hotel operating profit(3)	10,993	6,302	13,343	8,151
EBITDA	$104,908	$86,210	$198,079	$163,937

(1)             In June 2005, we authorized Carlson Hotels Worldwide, or Carlson, to pursue the sale of our Prime HotelSM in Atlanta, GA. In connection with this decision we recorded a $7,300 loss on asset impairment in the second quarter of 2005 to reduce the carrying value of the hotel to its estimated net realizable value less cost to sell.  We sold the hotel in September 2005.

(2)             In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

(3)             Our share of the operating results of our managed hotels in excess of the minimum returns due to us is generally determined based upon annual calculations. Typically the net operating results of our hotels are strongest during the second and third quarters of the year, which are the most active periods for business and leisure travel. We recognize our share of income in excess of our minimum returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, depreciation and amortization expense, loss on asset impairment, deferred percentage rent and deferred hotel operating profit.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense and loss on asset impairment, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with  generally accepted accounting principals, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Hospitality Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

CALCULATION OF FUNDS FROM OPERATIONS (FFO)
(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2006	6/30/2005	6/30/2006	6/30/2006

Net income available for common shareholders	$33,463	$20,497	$66,782	$47,289
Plus: FF&E deposits not in net income(1)	533	498	1,045	997
Depreciation and amortization	35,848	31,639	70,800	62,462
Loss on asset impairment(2)	—	7,300	—	7,300
Deferred percentage rent(3)	1,528	967	3,176	1,887
Deferred hotel operating income(4)	10,993	6,302	13,343	8,151
FFO	$82,365	$67,203	$155,146	$128,086

Weighted average shares outstanding	71,953	68,357	71,937	67,783

Net income available for common shareholders per share	$0.47	$0.30	$0.93	$0.70
FFO available for common shareholders per share	$1.14	$0.98	$2.16	$1.89

(1)             Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E Reserve escrows.  We own the FF&E Reserve escrows for all the hotels leased to our taxable REIT subsidiaries and for most of the hotels leased to third parties.  We have a security and remainder interest in the FF&E Reserve escrows for the remaining hotels leased to third parties. When we own the FF&E Reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent. When we have a security and remainder interest in the FF&E Reserve escrows, deposits are not included in revenue but are included in FFO. We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(2)             In June 2005, we authorized Carlson Hotels Worldwide, or Carlson, to pursue the sale of our Prime HotelSM in Atlanta, GA. In connection with this decision we recorded a $7,300 loss on asset impairment in the second quarter of 2005 to reduce the carrying value of the hotel to its estimated net realizable value less cost to sell.  We sold the hotel in September 2005.

(3)             In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.

(4)             Our share of the operating results of our managed hotels in excess of the minimum returns due to us is generally determined based upon annual calculations. Typically the net operating results of our hotels are strongest during the second and third quarters of the year, which are the most active periods for business and leisure travel. We recognize our share of income in excess of our minimum returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.

We compute FFO as shown in the calculation above. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include FF&E deposits not included in net income (see note 1), deferred percentage rent (see note 3) and deferred hotel operating income (see note 4) and excludes loss on asset impairment (see note 2).  We consider FFO to be an appropriate measure of performance for a real estate investment trust, or REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gain or loss on asset impairment, FFO can facilitate comparison of current operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future capital needs and operating performance.

Hospitality Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

DEBT SUMMARY
(dollars in thousands)

	Interest	Principal	Maturity	Due at	Years to
	Rate	Balance	Date	Maturity	Maturity

Secured Fixed Rate Debt:

Mortgage—secured by one hotel in Wichita, KS	8.300%	$3,733	7/1/11	$3,326	5.0

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 65 bps)	5.890%	$85,000	6/30/09	$85,000	3.0

Unsecured Fixed Rate Debt:
Senior notes due 2008	7.000%	$150,000	3/1/08	$150,000	1.7
Senior notes due 2010	9.125%	50,000	7/15/10	50,000	4.0
Senior notes due 2012	6.850%	125,000	7/15/12	125,000	6.0
Senior notes due 2013	6.750%	300,000	2/15/13	300,000	6.6
Senior notes due 2015	5.125%	300,000	2/15/15	300,000	8.6
Senior notes due 2016	6.300%	275,000	6/15/16	275,000	10.0
Total / weighted average unsecured fixed rate debt	6.381%	$1,200,000		$1,200,000	7.1

Weighted average secured fixed rate debt / total	8.300%	$3,733		$3,326	5.0
Weighted average unsecured floating rate debt / total	5.890%	85,000		85,000	3.0
Weighted average unsecured fixed rate debt / total	6.381%	1,200,000		1,200,000	7.1
Weighted average debt / total	6.354%	$1,288,733		$1,288,326	6.8

Hospitality Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

DEBT MATURITY SCHEDULE
(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured
	Fixed Rate	Floating	Fixed
Year	Debt	Rate Debt	Rate Debt	Total
2006	$33	$—	$—	$33
2007	71	—	—	71
2008	77	—	150,000	150,077
2009	84	85,000	—	85,084
2010	92	—	50,000	50,092
2011	3,376	—	—	3,376
2012	—	—	125,000	125,000
2013	—	—	300,000	300,000
2014	—	—	—	—
2015	—	—	300,000	300,000
2016	—	—	275,000	275,000
	$3,733	$85,000	$1,200,000	$1,288,733

Hospitality Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
Leverage Ratios:	6/30/2006		3/31/2006		12/31/2005		9/30/2005		6/30/2005

Total debt / total assets	37.5%		36.2%		30.8%		30.3%		29.9%
Total debt / real estate assets, at cost	32.3%		31.1%		26.5%		25.9%		25.7%
Total debt / total market capitalization	29.0%		27.2%		24.4%		22.7%		22.1%
Total debt / total book capitalization	41.4%		39.7%		34.1%		33.4%		32.9%
Secured debt / total assets	0.1%		0.1%		0.1%		0.1%		0.1%
Variable rate debt / total debt	6.6%		23.4%		3.6%		0.9%		0.0%

Coverage Ratios:

EBITDA(1) / interest expense	5.0	x	4.9	x	5.1	x	5.4	x	4.9	x
EBITDA(1) / interest expense and preferred distributions	4.5	x	4.5	x	4.6	x	4.8	x	4.4	x

Public Debt Covenants:(2)

Total debt / adjusted total assets—allowable maximum 60%	31.7%		30.6%		25.9%		25.5%		25.4%
Secured debt / adjusted total assets—allowable maximum 40%	0.1%		0.1%		0.1%		0.1%		0.1%
Consolidated income available for debt service / debt service—required minimum 1.50x	3.92	x	4.25	x	5.82	x	4.52	x	4.26	x
Total unencumbered assets to unsecured debt—required minimum 200%	315.8%		327.5%		387.4%		392.9%		394.7%

(1)             We compute EBITDA as net income plus interest expense, depreciation and amortization expense, loss on asset impairment, deferred percentage rent and deferred hotel operating profit.

(2)             Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on sales of property and amortization of deferred charges.

Hospitality Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

FF&E RESERVE ESCROWS(1)
(dollars in thousands)

HPT Owned:

	As of and For the Three Months Ended
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
FF&E reserves (beginning of period)	$26,491	$29,063	$32,369	$37,421	$39,810
Manager deposits	12,089	9,095	9,235	10,017	7,632
HPT fundings:
InterContinental(2)	—	6,264	—	—	—
Carlson(3)	4,188	9,367	15,063	6,601	—
Marriott(4)	12,642	2,021	8,371	1,244	1,398
Hotel improvements	(25,169)	(29,319)	(35,975)	(22,914)	(11,419)
FF&E reserves (end of period)	$30,241	$26,491	$29,063	$32,369	$37,421

Tenant Owned:

	As of and For the Three Months Ended
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
FF&E reserves (beginning of period)	$879	$1,052	$1,508	$1,003	$689
Manager deposits	533	448	510	505	502
Hotel improvements	(1,409)	(621)	(966)	—	(188)
FF&E reserves (end of period)	$3	$879	$1,052	$1,508	$1,003

Total:

	As of and For the Three Months Ended
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
FF&E reserves (beginning of period)	$27,370	$30,115	$33,877	$38,424	$40,499
Manager deposits	12,622	9,543	9,745	10,522	8,134
HPT fundings:
InterContinental(2)	—	6,264	—	—	—
Carlson(3)	4,188	9,367	15,063	6,601	—
Marriott(4)	12,642	2,021	8,371	1,244	1,398
Hotel improvements	(26,578)	(29,940)	(36,941)	(22,914)	(11,607)
FF&E reserves (end of period)	$30,244	$27,370	$30,115	$33,877	$38,424

(1)             Generally, each of our operating agreements require the deposit of a percentage of gross hotel revenues into escrows to fund periodic hotel renovations, or FF&E reserves.  For recently built or renovated hotels, this requirement may be deferred for a period.  We own all the FF&E reserve escrows for our hotels except for escrows pursuant to one third party lease, which provides that the FF&E reserve escrow is owned by the tenant and we have a security and remainder interest in that escrow account.

(2)             Represents FF&E reserve escrows purchased in connection with first quarter 2006 hotel acquisitions.

(3)             Pursuant to our agreement with Carlson for the management of 12 hotels, we agreed to fund $12,000 for rebranding costs and other capital improvements.  To the extent our fundings exceed $12,000, the minimum return payable by Carlson to us will increase as these funds are advanced.

(4)             Represents FF&E reserve deposits for our Marriott branded hotel combinations not funded by hotel operations but separately funded by us.  Our operating agreements for our Marriott branded hotel combinations generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves.  To the extent we make such fundings, our annual minimum returns or rent increases by a percentage of the amounts we fund.

Hospitality Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

2006 ACQUISITIONS AND DISPOSITIONS INFORMATION
(dollars in thousands)

2006 ACQUISITIONS (through 6/30/2006):

Date Acquired	Hotels	Brand	Location	Number of Rooms/ Suites	Operating Agreement	Purchase Price(1)		Purchase Price per Room/ Suite

1/6/06	1	Harbor Court Complex	Baltimore, MD	195	InterContinental (no. 3)	$78,000	(2)	$308	(3)

1/25/06	8	5 Crowne Plaza®, 1 Holiday Inn Select®, and 2 Staybridge Suites®	Atlanta, GA(2), Irvine, CA, San Jose, CA, Dallas, TX(2), Houston, TX and Las Colinas, TX	2,188	InterContinental (no. 4)	166,200		76

4/6/06	2	Crowne Plaza	Miami, FL, Philadelphia, PA	749	InterContinental (no. 4)	$63,000		84

4/17/06	1	Staybridge Suites	Parisppany, NJ	150	InterContinental (no. 1)	$21,000		140
Total/Average 2006	12			3,282		$328,200		$95	(3)

(1)             Represents the gross purchase price and excludes closing costs.

(2)             Includes $18,000 allocated purchase price of the office building and parking garage components of the Harbor Court Complex.

(3)             Calculated based on allocated hotel purchase price of $60,000.  The Harbor Court Hotel has been rebranded as the Harbor Court InterContinental® Hotel.

2006 DISPOSITIONS (through 6/30/06):

	Number	Sales
Date	of Rooms	Operating	Sales	Price per/
Disposed	Hotels	Brand	Location	Suites	Agreement	Price	Room / Suite

There were no dispositions through June 30, 2006.

Hospitality Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

2006 FINANCING ACTIVITIES
(share amounts and dollars in thousands)

For the Three Months Ended
	6/30/2006	3/31/2006
Debt Transactions:(1)
New debt raised	$275,000	$—
New debt assumed as part of acquisitions	—	—
Total new debt	275,000	—

Debt retired	—	—
Net debt	$275,000	$—

Equity Transactions:
New common shares issued(2)	—	—
New common equity raised, net	$—	$—

New preferred shares issued	—	—
New preferred equity raised, net	—	—
Total new equity	$—	$—

(1)             Excludes drawings and repayments under our revolving credit facility.

(2)             On July 26, 2006, HPT sold 2,000 common shares in a public offering.  On July 28, 2006, the underwriters exrecised an option to purchase an additional 300 common shares to cover over allotments.

OPERATING AGREEMENTS
AND PORTFOLIO INFORMATION

 Hospitality Properties Trust
 Supplemental Operating and Financial Data
 June 30, 2006

SUMMARY OF OPERATING AGREEMENTS
(dollars in thousands)
Operating Agreement	Host (no. 1)	Host (no. 2)	Marriott	Barcelo Crestline	Homestead	InterContinental (no. 1)	InterContinental (no. 2)	InterContinental (no. 3)	InterContinental (no. 4)	Hyatt	Carlson	Total / Range / Average (all investments)

Number of Hotels	53	18	35	19	18	31	76	14	10	24	12	310

Number of Rooms / Suites	7,610	2,178	5,382	2,756	2,399	3,844	9,220	4,139	2,937	2,929	2,262	45,656

Hotel Brands	Courtyard by Marriott®	Residence Inn by Marriott®	Marriott® / Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Homestead Studio Suites®	Staybridge Suites®	Candlewood Suites®	InterContinental® / Crowne Plaza® / Holiday Inn® / Staybridge Suites®	Crowne Plaza® / Holiday Inn® / Staybridge Suites®	AmeriSuites®	Radisson Hotels & Resorts® / Park Plaza® Hotels & Resorts / Country Inn & Suites by CarlsonSM	15 Brands

Number of States	24	14	15	14	5	16	29	7 plus Ontario and Puerto Rico	5	14	7	38 plus Ontario and Puerto Rico

Manager	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of BRE / Homestead Village LLC	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiary of Hyatt	Subsidiary of Carlson	5 Managers

Tenant	Subsidiary of Host Marriott Subleased to Subsidiary of Barcelo Crestline	Subsidiary of Host Marriott Subleased to Subsidiary of Barcelo Crestline	Our TRS	Subsidiary of Barcelo Crestline	Subsidiary of BRE / Homestead Village LLC	Our TRS	Our TRS	Our TRS and a subsidiary of InterContinental	Our TRS	Our TRS	Our TRS	4 Tenants

Investment at June 30, 2005 (1)	$566,529	$187,667	$470,670	$274,222	$145,000	$436,708	$590,250	$485,000	$229,200	$243,350	$209,414	$3,838,010

End of Current Term	2012	2010	2019	2015	2015	2031	2028	2029	2030	2030	2030	2010-2031

Renewal Options (2)	3 for 12 years each	1 for 10 years, 2 for 15 years each	2 for 15 years each	2 for 10 years each	2 for 15 years each	2 for 12.5 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each

Annual Minimum Return / Minimum Rent	$56,540	$18,748	$48,853	$28,508	$15,960	$37,777	$50,000	$42,488	$18,336	$17,000	$11,400	$345,610

Additionall Return (3)	—	—	$1,173	—	—	—	$10,000	$3,458	$1,750	50% of cash flow in excess of minimum return (4)	50% of cash flow in excess of minimum return (4)	$16,381
Percentage Return / Rent (5)	5% of revenues above 1994/95 revenues	7.5% of revenues above 1996 revenues	7% of revenues above 2000/01 revenues	7.0% of revenues above 1999/2000 revenues	10.0% of revenues above 1999/2000 revenues	7.5% of revenues above 2004/06/07 revenues	7.5% of revenues above 2006/07 revenues	7.5% of revenues above 2006 revenues	7.5% of revenues above 2006 revenues	—	—

Security Deposit	$50,540	$17,220	$36,204	$28,508	$15,960	$36,872 (6)	—	$36,872 (6)	$36,872 (6)	—	—	$185,304

Other Security Features	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement		Tenant minimum net worth requirement	Homestead parent guarantee and $15,960 letter of credit	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by Hyatt	Limited guarantee provided by Carlson

(1)                Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(2)                Renewal options may be exercised by the manager or tenant for all, but not less than all, of the hotels within each combination of hotels.

(3)                These management agreements provide for annual additional return payments in the amount listed, to the extent of available cash flow after payment of operating costs, funding of the FF&E reserve, payment of our minimum return and payment of certain managment fees.

(4)                These management agreements provide for payment to us of 50% of available cash flow after payment of operating costs, funding the FF&E reserve, payment of our minimum return and reimbursement to the managers of working capital and guaranty advances, if any.

(5)                Each management contract or lease provides for payment to us of a percentage of increases in total hotel sales over a base year levels as additional return or rent.

(6)                The single $36,872 deposit secures InterContinental’s obligations under the InterContinental  No. 1, No. 3 and No. 4 portfolios.

Hospitality Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

PORTFOLIO BY OPERATING AGREEMENT, MANAGER AND BRAND
(dollars in thousands)

	Number of Hotels	Percent of Number of Hotels	Number of Rooms / Suites	Percent of Number of Rooms / Suites	Investment (1)	Percent of Investment	Investment per Room / Suite	Annual Minimum Return / Rent	Percent of Minimum Return / Rent
By Operating Agreement:
Host Marriott (no. 1)	53	17%	7,610	17%	$566,529	15%	$74	$56,540	16%
Host Marriott (no. 2)	18	6%	2,178	5%	187,667	5%	86	18,748	6%
Marriott International	35	11%	5,382	12%	470,670	12%	87	48,853	14%
Barcelo Crestline	19	6%	2,756	6%	274,222	7%	100	28,508	8%
InterContinental (no. 1)	31	10%	3,844	8%	436,708	11%	114	37,777	11%
InterContinental (no. 2)	76	25%	9,220	20%	590,250	16%	64	50,000	15%
InterContinental (no. 3)	14	4%	4,139	9%	485,000	13%	117	42,488	12%
InterContinental (no. 4)	10	3%	2,937	7%	229,200	6%	78	18,336	5%
Homestead	18	6%	2,399	5%	145,000	4%	60	15,960	5%
Hyatt	24	8%	2,929	6%	243,350	6%	83	17,000	5%
Carlson	12	4%	2,262	5%	209,414	5%	93	11,400	3%
Total	310	100%	45,656	100%	$3,838,010	100%	$84	$345,610	100%

By Manager:
InterContinental	131	42%	20,140	44%	$1,741,158	46%	$86	$148,601	43%
Marriott International	125	40%	17,926	40%	1,499,088	39%	84	152,649	44%
Hyatt	24	8%	2,929	6%	243,350	6%	83	17,000	5%
Homestead	18	6%	2,399	5%	145,000	4%	60	15,960	5%
Carlson	12	4%	2,262	5%	209,414	5%	93	11,400	3%
Total	310	100%	45,656	100%	$3,838,010	100%	$84	$345,610	100%

By Brand:
AmeriSuites®	24	8%	2,929	6%	$243,350	6%	$83
Candlewood Suites®	76	24%	9,220	20%	590,250	16%	64
Country Inn & Suites by CarlsonSM	5	2%	753	2%	74,371	2%	99
Courtyard by Marriott®	71	23%	10,280	23%	825,978	22%	80
Crowne Plaza®	11	4%	4,057	9%	338,446	9%	83
Holiday Inn®	4	1%	1,046	2%	51,781	1%	50
Homestead Studio Suites®	18	6%	2,399	5%	145,000	4%	60
InterContinental®	5	2%	1,479	3%	286,239	8%	194
Marriott Hotels®	3	1%	1,356	3%	116,572	3%	86
Park Plaza® Hotels & Resorts	3	1%	534	1%	31,643	1%	59
Radisson Hotels & Resorts®	4	1%	975	2%	103,401	2%	106
Residence Inn by Marriott®	37	12%	4,695	10%	432,357	11%	92
SpringHill Suites by Marriott®	2	0%	264	1%	20,776	1%	79
Staybridge Suites®	35	11%	4,338	10%	474,442	12%	109
TownePlace Suites by Marriott®	12	4%	1,331	3%	103,404	2%	78
Total	310	100%	45,656	100%	$3,838,010	100%	$84

(1)                Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

Hospitality Properties Trust
 Supplemental Operating and Financial Data
 June 30, 2006

OPERATING STATISTICS BY OPERATING AGREEMENT
(dollars in thousands)

			Second Quarter(1)			Year to Date(2)
	No. of Hotels	No. of Rooms / Suites	2006	2005	Change	2006	2005	Change
ADR
Host Marriott (no. 1)	53	7,610	$117.64	$107.79	9.1%	$117.97	$107.95	9.3%
Host Marriott (no. 2)	18	2,178	110.27	102.39	7.7%	109.85	99.46	10.4%
Marriott International	35	5,382	109.84	103.02	6.6%	108.69	101.10	7.5%
Barcelo Crestline	19	2,756	115.75	99.94	15.8%	120.00	102.66	16.9%
InterContinental (no. 1)(2)	29	3,554	105.12	96.25	9.2%	104.34	95.54	9.2%
InterContinental (no. 2)	76	9,220	66.25	61.13	8.4%	65.94	60.22	9.5%
InterContinental (no. 3)(3) (4)	14	4,139	139.07	123.28	12.8%	136.40	123.34	10.6%
InterContinental (no. 4)(3)	10	2,937	102.84	90.18	14.0%	101.59	88.60	14.7%
Hyatt(4)	24	2,929	82.81	76.82	7.8%	82.63	75.71	9.1%
Carlson(3) (4)	12	2,262	91.15	78.59	16.0%	93.09	80.46	15.7%
Homestead	18	2,399	63.72	56.57	12.6%	64.88	57.08	13.7%
Total/Average	308	45,366	$99.05	$89.98	10.1%	$98.81	$89.31	10.6%

OCCUPANCY
Host Marriott (no. 1)	53	7,610	73.7%	73.7%	0.0 pt	70.2%	70.1%	0.1 pt
Host Marriott (no. 2)	18	2,178	84.0%	82.9%	1.1 pt	80.8%	80.5%	0.3 pt
Marriott International	35	5,382	79.8%	79.7%	0.1 pt	75.7%	76.7%	-1.0 pt
Barcelo Crestline	19	2,756	77.0%	77.6%	-0.6 pt	75.3%	73.7%	1.6 pt
InterContinental (no. 1)(2)	29	3,554	80.1%	81.6%	-1.5 pt	77.1%	78.2%	-1.1 pt
InterContinental (no. 2)	76	9,220	79.5%	77.4%	2.1 pt	76.9%	74.9%	2.0 pt
InterContinental (no. 3)(3) (4)	14	4,139	78.9%	77.9%	1.0 pt	77.0%	73.8%	3.2 pt
InterContinental (no. 4)(3)	10	2,937	73.8%	72.3%	1.5 pt	73.6%	69.9%	3.7 pt
Hyatt(4)	24	2,929	65.4%	68.2%	-2.8 pt	65.7%	66.7%	-1.0 pt
Carlson(3) (4)	12	2,262	63.2%	54.1%	9.1 pt	61.9%	53.6%	8.3 pt
Homestead	18	2,399	75.4%	79.6%	-4.2 pt	73.0%	78.6%	-5.6 pt
Total/Average	308	45,366	76.3%	75.7%	0.6 pt	73.8%	72.9%	0.9 pt

RevPAR
Host Marriott (no. 1)	53	7,610	$86.70	$79.44	9.1%	$82.81	$75.67	9.4%
Host Marriott (no. 2)	18	2,178	92.63	84.88	9.1%	88.76	80.07	10.9%
Marriott International	35	5,382	87.65	82.11	6.7%	82.28	77.54	6.1%
Barcelo Crestline	19	2,756	89.13	77.55	14.9%	90.36	75.66	19.4%
InterContinental (no. 1)(2)	29	3,554	84.20	78.54	7.2%	80.45	74.71	7.7%
InterContinental (no. 2)	76	9,220	52.67	47.31	11.3%	50.71	45.10	12.4%
InterContinental (no. 3)(3) (4)	14	4,139	109.73	96.04	14.3%	105.03	91.02	15.4%
InterContinental (no. 4)(3)	10	2,937	75.90	65.20	16.4%	74.77	61.93	20.7%
Hyatt(4)	24	2,929	54.16	52.39	3.4%	54.29	50.50	7.5%
Carlson(3) (4)	12	2,262	57.61	42.52	35.5%	57.62	43.13	33.6%
Homestead	18	2,399	48.04	45.03	6.7%	47.36	44.86	5.6%
Total/Average	308	45,366	$75.58	$68.11	11.0%	$72.92	$65.11	12.0%

(1)             Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(2)             The calculations of Occupancy and RevPAR excludes operating statistics of one hotel which was closed from May 2005 through May 2006 due to fire damage and a newly developed hotel acquired in April 2006.

(3)             Includes data for periods prior to our ownership of some hotels.

(4)             Includes data for periods some hotels were not operated by the current manager.

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods.  We have not independently verified our managers’ and tenants’ operating data.

Hospitality Properties Trust
Supplemental Operating and Financial Data
 June 30, 2006

COVERAGE BY OPERATING AGREEMENT(1)

For the Twelve Months Ended(2)
Operating Agreement	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
Host Marriott (no. 1)	1.49x	1.45x	1.41x	1.36x	1.33x
Host Marriott (no. 2)	1.21x	1.17x	1.13x	1.10x	1.07x
Marriott International	1.07x	1.05x	1.03x	0.96x	0.95x
Barcelo Crestline	1.17x	1.10x	0.99x	0.92x	0.90x
InterContinental (no. 1)	0.99x	0.95x	0.91x	0.84x	0.81x
InterContinental (no. 2)	1.35x	1.33x	1.33x	1.27x	1.23x
InterContinental (no. 3) (3) (4)	1.44x	1.37x	1.29x	1.21x	1.11x
InterContinental (no. 4) (3)	1.46x	1.43x	1.29x	1.18x	1.13x
Hyatt (4)	1.04x	1.06x	1.03x	1.01x	1.00x
Carlson (3) (4)	0.98x	0.96x	0.90x	0.93x	1.04x
Homestead	1.53x	1.50x	1.46x	1.41x	1.36x

For the Three Months Ended(2)
Operating Agreement	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
Host Marriott (no. 1)	1.71x	1.40x	1.39x	1.50x	1.52x
Host Marriott (no. 2)	1.43x	1.11x	1.13x	1.21x	1.23x
Marriott International	1.27x	0.93x	0.98x	1.13x	1.19x
Barcelo Crestline	1.35x	1.47x	1.06x	0.84x	1.06x
InterContinental (no. 1)	1.17x	0.96x	0.84x	0.99x	1.02x
InterContinental (no. 2)	1.52x	1.20x	1.26x	1.40x	1.46x
InterContinental (no. 3) (3) (4)	1.72x	1.48x	1.26x	1.27x	1.48x
InterContinental (no. 4) (3)	1.71x	1.70x	1.29x	1.15x	1.57x
Hyatt (4)	1.07x	1.15x	0.86x	1.07x	1.15x
Carlson (3) (4)	1.29x	1.43x	0.33x	0.64x	1.33x
Homestead	1.69x	1.60x	1.41x	1.43x	1.57x

(1)             We define coverage as combined total hotel sales minus all expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our operators or tenants), divided by the minimum return or minimum rent payments due to us.  The return coverage amounts for certain of our management agreements have been revised for all periods presented to include only the minimum returns. The calculation in prior periods included additional return amounts for certain of our management agreements.  For some combinations, amounts have been calculated using data for periods prior to our ownership of certain hotels and prior to commencement of our operating agreements.

(2)             Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(3)             Includes data for periods prior to our ownership of some hotels.

(4)             Includes data for periods some hotels were not operated by the current manager.

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers’ or tenants’ operating data.

Hospitality Properties Trust
Supplemental Operating and Financial Data
June 30, 2006

OPERATING AGREEMENT EXPIRATION SCHEDULE
(dollars in thousands)

	Annualized Minimum Return/Rent	% of Annualized Minimum Return/ Rent	Cumulative % of Annualized Minimum Return / Rent
2006	$—	—	—
2007	—	—	—
2008	—	—	—
2009	—	—	—
2010	18,748	5.4%	5.4%
2011	—	—	—
2012	56,540	16.4%	21.8%
2013		—	21.8%
2014	—	—	21.8%
2015	44,468	12.9%	34.7%
2016 and thereafter	225,854	65.3%	100.0%
Total	$345,610	100.0%

Weighted average remaining term	16.6 years